Semi-Annual Report
December 31, 1995



[ART]



[LOGO OF PILGRIM AMERICA FUNDS]

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Elite Series
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Pilgrim America MagnaCap Fund

Pilgrim America High Yield Fund

Pilgrim Government Securities Income Fund

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  DEAR SHAREHOLDER:

  We are pleased to present the Semi-Annual Report for the Pilgrim America Elite Series of Funds ("Elite Series") which consists of Pilgrim America MagnaCap Fund, Pilgrim America High Yield Fund and Pilgrim Government Securities Income Fund. In the following pages, the portfolio manager for each Fund of the Elite Series discusses the results of operations for the six month period ended December 31, 1995, as well as the markets and factors which affected each of the Funds during this period.

  As previously reported, on April 7, 1995, Express America Holdings Corporation, a publicly traded financial services company (NASDAQ: EXAM), acquired the rights to manage five investment companies (the "Funds") and distribute the three which are open-ended and included herein. The Funds were previously managed and distributed by the former Pilgrim Group, Inc. (now known as Atlas Financial Group, Inc.). The Funds are now being managed and distributed by Express America's subsidiary companies collectively referred to as Pilgrim America.

  Pilgrim America is dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis for other important investment decisions. Pilgrim America prides itself on providing a high level of quality core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

  The Elite Series is designed to give investors access to seasoned investment managers who bring a depth of experience and knowledge to their specific investment discipline. Further, in order to increase distribution of the Elite Series of Funds, we created additional classes of shares (B and M shares), with different sales charges and distribution fees, allowing you to choose the method of purchasing shares that best suits your investment strategy.

  Thank you for selecting the Pilgrim America Elite Series of Funds. We appreciate the confidence you have placed with us in serving your investment needs.

  Sincerely,

  /s/ ROBERT W. STALLINGS

  Robert W. Stallings
  Chairman and Chief Executive Officer
  Pilgrim America Group, Inc.
  February 26, 1996

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      Portfolio Manager's Report
      PILGRIM AMERICA MAGNACAP FUND

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  DEAR SHAREHOLDER:

  We are very pleased to report that Pilgrim America MagnaCap Fund ("the Fund") had an extremely good year in 1995. Seventeen years ago the Fund in-itiated the "Rising Dividends" investment philosophy and 1995 marked the 16th year in the last 17 years that the Fund produced a positive return. For the twelve months ended December 31, 1995, the Fund provided a total return of 35.2%*, compared with the Standard & Poor's 500 Index ("S&P 500")--a common proxy for the US stock market, which gained 37.6% for the same period. Over the last six months, the Fund was up 15.0%*, compared with the S&P 500 which gained 14.4% for the same period. And for the fourth quarter, the Fund was up 10.98%*, compared with the S&P 500 which gained 6.0% for the same period. This also compares with a 4.58% rise for the av-erage growth and income fund and a 3.14% rise for general equity funds. The Fund's average annual total return for the one, five, and ten year periods ended December 31, 1995 after deduction of the Class A maximum 5.75% sales charge and assuming the reinvestment of all dividends and distributions was 27.5%, 14.4%, and 12.2% respectively.** On December 28, 1995 the Fund de-clared a dividend of $0.24 per share from capital gains to shareholders of record as of December 29, 1995.

  A $10,000 investment in the Fund on January 1, 1979, the year in which the Fund adopted its "Rising Dividends" investment strategy, would have grown to $115,248 as of December 31, 1995, after deduction of the 5.75% sales charge, and assuming the reinvestment of all dividends and capital gains distributions. The net asset value of the Fund was $16.07 on December 31, 1995, which represents a $4.07 increase, or 33.9% over the net asset value of $12.00 on December 31, 1994.

General Economic and Equity Market Environment
1995 was the first year in which the Dow Jones Industrial Average breached two millennium marks, crossing 4000 on February 23, and 5000 on November 21, less than nine months later. It was also the first year since 1900 in which the Dow corrected from peak to trough by no more than 3.3%. And it was the first time in 20 years that the Dow gained more than 30%. Specifically, the Dow rallied 1283 points, or 33.5%, to 5117. That was its highest ever one year point gain and its best percentage gain since 1975, when it climbed 38.3%. The Dow reached a record high 5216 on December 13, 1995. The market was propelled by falling interest rates amid mounting evidence that the Federal Reserve had engineered a soft landing--a slowing economy with low inflation. Corporate profits expanded beyond the expectations of most analysts, and provided stocks another reason to rally. And the low inflation environment added to the overall positive climate.

Pilgrim America MagnaCap Fund
As a "Rising Dividends" fund, MagnaCap invests in a very select group of compa-nies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies must generally meet the following criteria:

1. Consistent dividend increases in at least eight of the past ten years, with no year showing a decrease.

2. The dividend rate must have increased by at least 100% over the past ten years.

3. Dividend payout must be less than 65% of current earnings.

3. Long-term debt should be less than 25% of total capitalization.

4. The current price of the company's stock should be in the lower half of the stock's price/earning ratio range for the past ten years.

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The Fund's strong 1995 performance (+35.2%)* can be attributed in part to the decision to hold the stocks of cyclical and basic material industries, espe-cially paper and chemicals, which make up 23% of the portfolio holdings.

While past performance is no guarantee of future results, a number of the Fund's holdings performed very well during the year. In addition, the Fund's total return for this year was enhanced by its position in Scott Paper which was purchased by Kimberly Clark. When the company was acquired, the Fund real-ized a 164% profit on its holdings. Shortly after the reporting period, it was announced that Loral would be acquired by Lockheed Martin in a transaction val-uing Loral at about $45/share. It should be noted that Loral represents the fifth buyout of a portfolio holding in six years. In 1994, MagnaCap benefited from American Home Products acquisition of American Cyanamid, in 1993 the Fund held Paramount Communications which was acquired by Viacom, and in 1990 the Fund held MCA when it was acquired by Matsushita Electric Industrial Company, Ltd.

During 1995, the Fund liquidated its position in Keycorp, Louisiana Pacific, and First of America, and reduced its positions in PPG Industries, Rubbermaid, Automatic Data Processing, AFLAC, International Flavors and Fragrance, McDonald's, Dupont, Wausau Paper, Comerica, and Scott Paper. New positions were established or added to Brunswick, Diebold, and General Motors Class E. It should also be noted that late in the second quarter of 1995, the leadership in the S&P 500 shifted to high technology, airlines, and home building industries. In general, companies in these industries do not qualify for inclusion in the Fund since they do not meet the "Rising Dividends" criteria. However, the fourth quarter of 1995 saw the high technology sector come under extreme sell-ing pressure, resulting in a substantial decline for the sector. The Fund's performance was not affected.

Going forward, we shall continue to employ a "bottom-up" approach to stock se-lection, drawing from the pool of companies that meet the Fund's strict invest-ment criteria. We continue to favor the paper and chemical industries because many of these companies have undergone restructurings, and as a result are now very efficient, low-cost producers and are benefiting from improving economies around the world. We also like the energy sector, which accounts for 17% of the Fund, because we continue to see an upward trend in oil prices. Many companies in these industries also provide an above average dividend yield. We also are carefully looking at some of the very high quality high-technology companies and high quality retail companies that meet the Fund's investment requirements.

We believe that the Fund's success has been attributed to the Fund's very strict "Rising Dividends" investment criteria which strictly limit the kinds of companies that qualify for inclusion in the portfolio. Companies must have at least a ten-year record of consistently rising dividends, as well as a strong balance sheet and an attractive price. Out of a universe of approximately 4,000 publicly-traded companies, and based upon our in-house analysis and research, we carefully select the 25 to 35 equities which we believe will be most likely to exhibit superior performance.

We expect interest rates to trend down in a narrow range throughout the year, inflation to be under control and for corporate profits to be good. In this en-vironment, we would expect the equity markets to do well. The Fund will con-tinue to evaluate stocks using the "Rising Dividends" investment criteria.

We wish to remind shareholders that the Fund offers an automatic dividend rein-vestment plan, which provides an easy and cost-effective way to acquire addi-tional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact

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the Transfer Agent, c/o DST Systems Include., P.O. Box 419338, Kansas City, MO
64141-6338, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your in-vestment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,

/s/ HOWARD N. KORNBLUE

Howard N. Kornblue
Senior Vice President and
Senior Portfolio Manager
Pilgrim America Group, Inc.

* Calculated without deducting the Class A maximum 5.75% sales charge and as-suming reinvestment of all dividends and distributions.

** Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which the fund began offering on July 17, 1995, are subject to different fees and expenses, which will affect their performance.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

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      Portfolio Manager's Report
      PILGRIM AMERICA HIGH YIELD FUND

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  DEAR SHAREHOLDER:

  We are pleased to report the results of operations for the Pilgrim America High Yield Fund for fiscal year ended December 31, 1995.

General Economic and Market Environment
During the last six months, the fixed income markets have witnessed the end of tight Federal Reserve monetary policy. Easing began with a 25 basis point cut in the targeted federal funds rate from 6.00% to 5.75% on July 6, 1995. This rate was maintained until December 19, 1995, when the Fed cut another 25 basis points to 5.50%. Market consensus at the time of this cut was for further eas-ing in the early part of 1996. The Federal Reserve Board members recognized that the economy was slowing and the threat of renewed inflationary pressure was minimal. They also decided not to wait for Congress and the President to resolve their budget dispute, feeling it was inappropriate to freeze monetary policy while fiscal policy remained unresolved.

Long term interest rates responded positively to the Federal Reserve actions. Thirty year treasury yields fell 67 basis points from 6.62% at the beginning of the six month period to a low of 5.95% on December 29, 1995. Factors influenc-ing the market include a lower index of leading economic indicators, disap-pointing retail sales, slow orders at manufacturers, and government shutdowns as a result of the budget impasse and bad weather. Interest rates fall as the economy slows and the expectation is that the Federal Reserve will cut the in-terest rate further.

High Yield Market
High yield issues performed well in the second half of 1995, with the First Boston High Yield Index* returning +5.89% and the Lehman Brothers High Yield Index* posting a 6.02% gain. Full year performance for the index was +17.38%, lagging returns on ten year treasuries and the S&P 500, which returned +23.68% and +37.57%, respectively. This underperformance resulted in a widening of high yield spreads by 96 basis points versus treasuries for 1995. Most of the widen-ing, however, occurred in the first half of the year with spreads widening 73 basis points versus a second half widening of 23 basis points. Spreads widened as investors became increasingly concerned about corporate credit quality which resulted from the perception that domestic economic growth was slowing.

There were 237 new issues priced in 1995 with an average issue size of $185 million. Issuance totaled $44.2 billion during the year, the second highest level ever after the record $75.3 billion issued in 1993. Credit quality im-proved dramatically in 1995 with 50% of new issues rated double-B or better versus 36% in 1994. This occurred as investors increased their demand for bet-ter credit quality as a result of their fear that the economy was slowing. New issuance was also centered on less cyclical industries including cable, commu-nications and energy, while plastics, restaurants and aerospace issued the least amount in 1995.

The size of the high yield market grew $26.7 billion in 1995 to a total of $326.5 billion, which is a new record high. This increase was driven by steady demand from mutual funds, pension funds, and insurance companies and facili-tated by the large new issue calendar. High yield mutual funds alone had large net inflows of $8.4 billion in 1995 versus $0.8 billion in 1994, as individual investors took advantage of falling interest rates and the relatively attrac-tive yields available versus other fixed income alternatives.

Pilgrim America High Yield Fund
Pilgrim America High Yield Fund's management has taken a disciplined approach to investing in the high yield market. Purchases are made only after a complete credit review and screening process is completed. As part of this process the Fund's management selects only those securities which meet the following re-quirements:

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1. Must be cash pay. The Fund does not purchase zero coupon, payment in kind, or deferred interest issues.

2. Have an issue size of at least $100 million. Smaller issues tend to be less liquid and are not as well researched by buyers and sellers.

3. Rated primarily Single-B and Double-B by the major credit rating agencies. The Fund does not purchase defaulted or distressed issues.

Additionally, the Fund does not purchase emerging market or foreign issues, nor does it participate in highly leveraged derivatives, or the futures and options markets.

These measures have helped the Fund perform well in 1995. Total return was +17.71%**, 127 basis points above the Lipper High Current Yield category aver-age of +16.44%. The Fund's management has continued to overweight portfolio holdings in less cyclical industries. This has occurred as market participants have continued to see signs of economic slowdown in the domestic economy. This strategy has worked well as some of the best performing sectors of the high yield market have also been the most heavily weighted sectors in the portfo-lio. These include Media and Entertainment, at 22.4% of total holdings, and Communications at 10.0% of holdings.

The Fund normally remained fully invested throughout the second half of 1995. Cash levels were at 6.1% of total Fund assets at year end, however the Fund's management has normally maintained a relatively low cash level of 1-3% throughout the period. This has allowed the Fund to take advantage of the falling interest rate environment. This strategy will continue in 1996 as the market continues to expect further Federal Reserve easing, which will lower interest rates at the short end of the yield curve. The Fund's management ex-pects long term interest rates to fall with short term rates, but not to the same magnitude.

Quality spreads widened 60 basis points during 1995, with the average Single-B issue yielding 164 basis points more than the average Double-B issue at the beginning of the year versus 224 basis points more at the end of the year, ac-cording to the First Boston High Yield Index. This presents some interesting investment opportunities for issues that are undervalued within the Single-B sector. Generally, though, the Fund's management will continue to posture it-self defensively. We believe, the outlook for low inflation, generally lower interest rates, and slower economic growth are generally positive for the high yield market, but caution is warranted as all sectors of the high yield market will not participate equally in this environment.

We wish to remind shareholders that the fund offers an automatic dividend re-investment plan, which provides an easy and cost effective way to acquire ad-ditional shares in the Fund, without incurring a sales charge. Should you de-cide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your in-vestment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,
/s/ KEVIN G. MATHEWS

Kevin G. Mathews
Vice President and Senior Portfolio Manager
Pilgrim America Group, Inc.

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* The Lipper High Current Yield Fund returns are an average of the 139 funds in that Lipper category as of December 31, 1995. The First Boston High Yield Index and Lehman Brothers High Yield Index are broad measures of high yield market performance. The average annual total return for the Lehman Brothers High Yield Index for the one, five, and ten year periods ended December 31, 1995 was 19.17%, 18.51% and 11.45%, respectively.

The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to Decem-ber, 1992. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its 10% borrowing investment restriction.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

** Total return reflects partial waiver of expenses for the period stated. Per-formance figures shown pertain only to Class A shares of the Fund without de-ducting the maximum sales. Class B and M shares, which the fund began offering on July 17, 1995, are subject to different fees and expenses, which will affect their performance. The average annual total return for the one, five, and ten year periods ended December 31, 1995 after deduction of the Class A maximum sales charge of 4.75% was 12.13%, 14.48% and 8.77%, respectively.

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      Portfolio Manager's Report
      PILGRIM GOVERNMENT SECURITIES INCOME FUND

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  DEAR SHAREHOLDER:

  We are very pleased to report the results of operations for the Pilgrim Government Securities Income Fund ("the Fund") for the fiscal year ended December 31, 1995. The Fund reported its highest annual total return since inception as the 30 year treasury yield declined to 5.95%, a three year low. As of December 31, 1995, the Fund's standardized 30 day SEC yield was 5.33%*. The average annual total return for the one, five, and ten year periods ended December 31, 1995 after deduction of the Class A maximum sales charge of 4.75% and assuming the reinvestment of all dividends and distributions, was 9.11%, 5.77%, and 6.41%, respectively*.

General Economic and Market Environment
The six months ending December 31, 1995, saw positive developments for the fixed income market. Moderate growth and low inflation fueled the drive to lower rates.

While interest rates declined, the budget debate in Washington and related events caused some volatility and uncertainty within the fixed income market as well as a drag on the economy during the fourth quarter.

The period started and ended with the Federal Reserve dropping the Federal Funds rate. The rate declined from 6.00% to 5.50% with the Federal Reserve Board citing moderating inflation as the reason for decline.

Mortgage Securities Market in Particular
The mortgage market has underperformed the treasury market during the second half of the year. This underperformance has been caused by prepayment concerns attributable to declining mortgage loan rates. As of December 31, the market has not yet experienced a strong increase in prepayments. The market, however, anticipates prepayments to increase significantly during the first quarter of 1996.

Pilgrim Government Securities Income Fund
The Fund was positioned over the last six months to address the decline in in-terest rates. First, in order to maximize total return, the fund maintained approximately a third of the portfolio in longer duration treasuries. Second, in order to protect the portfolio from prepayment risk, the fund repositioned the mortgage portfolio to include a greater percentage in lower coupon and seasoned mortgage securities. Seasoned mortgage securities historically have experienced a lower level of prepayment risk than newly issued securities. Fi-nally, in order to enhance yield, management consolidated or sold several smaller mortgage positions while adding a small position to the portfolio in an FHA insured project loan. In keeping with the prospectus objective of capi-tal preservation, the Fund maintained a duration of 4.1 years as of December 31, 1995. The Fund continues its ongoing commitment to shareholders of avoid-ing exotic derivatives, as well as leverage, futures and options.

For 1996, we believe that economic growth will remain in the moderate to slow range and believe that the Federal Reserve will ease monetary policy further as inflation remains benign. As a result, rates should remain stable or de-cline. The yield curve should steepen during 1996 as short term rates decline in response to Federal Reserve policy. Given this environment, fixed income securities should perform well.

We wish to remind shareholders that the fund offers an automatic dividend re-investment plan, which provides an easy and cost effective way to acquire ad-ditional shares in the Fund, without incurring a sales charge. Should you

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your in-vestment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,

/s/ KEVIN G. MATHEWS

Kevin G. Mathews
Vice President and Senior Portfolio Manager
Pilgrim America Group, Inc.

*Total return reflects partial waiver of expenses for the period stated. Per-formance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which the fund began offering on July 17, 1995, are subject to dif-ferent fees and expenses, which will affect their performance.

The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to December, 1992. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its 10% borrowing investment restriction.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

         STATEMENTS OF ASSETS AND LIABILITIES
         December 31, 1995 (Unaudited)
---------------------------

                                                                                  High                Government
                                                          MagnaCap                Yield               Securities
                                                           Fund                   Fund                Income Fund
                                                       ------------            -----------            -----------
ASSETS:
Investments in securities at value
  (Cost: $113,208,324, $13,952,795 and
  $38,693,212, respectively)......................      $231,469,161            $14,710,765            $39,771,225

Short-term securities at amortized cost..........         1,536,000                952,000              1,116,000
Cash.............................................            10,366                 10,261                 10,420
Receivables:
        Dividends and interest...................           479,620                304,812                391,540
        Fund shares sold.........................           238,552                162,393                 25,559
        Investment securities sold...............               --                     --               1,597,773
        Due from manager.........................               --                 125,684                 13,934
Other assets.....................................            32,290                  2,410                 16,215
                                                       ------------            -----------            -----------
                Total Assets.....................       233,765,989             16,268,325             42,942,666
                                                       ------------            -----------            -----------
LIABILITIES:
Payable for fund shares redeemed.................            39,342                  6,570                 72,203
Payable to affiliates............................           205,224                 13,604                 27,258
Other accrued expenses and liabilties............            27,189                 23,618                 22,888
                                                       ------------            -----------            -----------
                Total Liabilities................           271,755                 43,792                122,349
                                                       ------------            -----------            -----------
NET ASSETS.......................................      $233,494,234            $16,224,533            $42,820,317
                                                       ============            ===========            ===========
Net Assets consist of:
        Paid-in capital .........................       110,546,496             27,251,984             78,294,262
        Undistributed (overdistributed) net
          investment income .....................           672,503                 91,119                (15,649)
        Accumulated net realized gains (losses)
          on investments ........................         4,014,398            (11,876,540)           (36,536,309)
        Net unrealized appreciation of
          investments............................       118,260,837                757,970              1,078,013
                                                       ------------            -----------            -----------
                Net Assets ......................      $233,494,234            $16,224,533            $42,820,317
                                                       ============            ===========            ===========

CLASS A SHARES:
        Net assets...............................      $231,639,174            $15,754,845            $42,811,789
        Shares outstanding.......................        14,418,871              2,497,660              3,243,527
        Net asset value per share................      $      16.07            $      6.31            $     13.20
        Maximum offering price per share*........      $      17.05            $      6.62            $     13.86

CLASS B SHARES:
        Net assets...............................      $  1,625,795            $   315,236            $     8,307
        Shares outstanding.......................           101,481                 50,019                    630
        Net asset value per share, redemption
          and offering price per share**.........      $      16.02            $      6.30            $     13.19

CLASS M SHARES:
       Net assets................................      $    229,265            $   154,452            $       221
       Shares outstanding........................            14,296                 24,499                     17
       Net asset value per share.................      $      16.04            $      6.30            $     13.20
       Maximum offering price per share***.......      $      16.62            $      6.51            $     13.64

--------------
  * Maximum offering price is computed at 100/94.25 of net asset value for MagnaCap Fund and 100/95.25 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.

 ** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

*** Maximum offering price is computed at 100/96.50 of net asset value for MagnaCap fund and 100/96.75 of net asset value for High Yield Fund and Government Securities Income Fund.



                       See Notes to Financial Statements

         STATEMENTS OF OPERATIONS
         For the Six Months Ended December 31, 1995 (Unaudited)
---------------------------------

                                                                                                  High            Government
                                                                           MagnaCap              Yield            Securities
                                                                             Fund                 Fund            Income Fund
                                                                          -----------          ----------         -----------
INVESTMENT INCOME:
        Interest.....................................................     $    30,929          $  805,332          $1,688,047
        Dividends
            (net of foreign taxes withheld of $34,333, $0 and $0,
            respectively)............................................       2,390,839                 ---                 ---
                                                                          -----------          ----------          ----------
                Total investment income..............................       2,421,768             805,332           1,688,047
                                                                          -----------          ----------          ----------

EXPENSES:
        Investment management fees...................................         854,932              59,573             107,677
        Distribution expenses
            Class A Shares...........................................         325,774              19,795              53,838
            Class B Shares...........................................           3,240                 118                   5
            Class M Shares...........................................             341                 101                   1
        Transfer agency fees.........................................         248,814              29,603              27,286
        Recordkeeping and pricing fees...............................          91,316              17,651              20,644
        Professional fees............................................          77,003              37,364              59,838
        Custodian fees...............................................          48,718               7,379              19,789
        Reports to shareholders......................................          41,397               9,305              11,014
        Registration and filing fees.................................          29,615               2,638              14,815
        Miscellaneous expenses.......................................          18,829              22,236              12,482
        Directors' fees..............................................          16,787                 708               3,753
                                                                          -----------          ----------          ----------
                Total expenses.......................................       1,756,766             206,471             331,142
                                                                          -----------          ----------          ----------
        Less:   Waived and reimbursed fees..........................              ---            (125,684)            (13,934)
                Earnings credits....................................           (1,341)               (714)             (1,246)
                                                                          -----------          ----------          ----------
                Net expenses........................................        1,755,425              80,073             315,962
                                                                          -----------          ----------          ----------
                Net investment income...............................          666,343             725,259           1,372,085
                                                                          -----------          ----------          ----------

NET REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
        Net realized gains from investments.........................        4,115,683             222,841             699,683
        Net change in unrealized appreciation of investments........       25,992,176              83,334              61,645
                                                                          -----------          ----------          ----------
        Net gains from investments..................................       30,107,859             306,175             761,328
                                                                          -----------          ----------          ----------
                Net increase in net assets resulting from
                  operations........................................      $30,774,202          $1,031,434          $2,133,413
                                                                          ===========          ==========          ==========

                       See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                                       Government Securities
                                      MagnaCap Fund                  High Yield Fund                      Income Fund
                                -----------------------------    -----------------------------     ------------------------------
                                                   For The                          For The                            For The
                                  Six Months        Year         Six Months          Year          Six Months           Year
                                    Ended          Ended           Ended             Ended           Ended              Ended
                                 December 31,      June 30,      December 31,       June 30,       December 31,       June 30,
                                    1995            1995             1995             1995             1995             1995
                                 ------------    ------------    ------------    -------------     ------------      ------------
                                 (Unaudited)                      (Unaudited)                       (Unaudited)
Increase (decrease) in net
 assets from operations:
Net investment income........    $    666,343    $  1,934,978     $   725,259     $   928,406      $ 1,372,085       $  3,346,676
Net realized gain (loss) on
 investments.................       4,115,683        (100,779)        222,841        (674,487)         699,683         (1,413,077)
Net change in unrealized
 appreciation of
 investments.................      25,992,176      35,762,715          83,334       1,241,388           61,645          2,008,085
                                 ------------    ------------     -----------     -----------      -----------       ------------
Net increase in net
 assets resulting from
 operations..................      30,774,202      37,596,914       1,031,434       1,495,307        2,133,413          3,941,684
                                 ------------    ------------     -----------     -----------      -----------       ------------
Undistributed net investment
 income included in price of
 shares sold and redeemed....              --          (7,733)             --              16               --                 --

Distributions to shareholders:

Net investment income:
  Class A....................        (913,058)     (2,215,639)       (633,448)       (948,887)      (1,387,673)        (3,346,727)
  Class B....................             (76)             --            (428)             --               (5)                --
  Class M....................             (11)             --            (828)             --               (5)                --
Net realized gains:
  Class A....................              --      (9,247,167)             --              --               --                 --
  Class B....................              --              --              --              --               --                 --
  Class M....................              --              --              --              --               --                 --

Capital share transactions(a):
Net proceeds from sale of
 shares......................      25,645,392      59,504,866       1,069,488       1,369,139        3,956,569          1,046,472
Shares resulting from
 dividend reinvestment.......         705,020       8,917,296         264,213         412,294          501,711          1,097,278
Cost of shares redeemed......     (34,047,239)    (73,653,833)     (1,455,784)     (2,423,514)      (6,014,971)       (20,207,240)
                                 ------------    ------------     -----------     -----------      -----------       ------------
Net decrease in net assets
 resulting from capital share
 transactions................      (7,696,827)     (5,231,671)       (122,083)       (642,081)      (1,556,691)       (18,063,490)
                                 ------------    ------------     -----------     -----------      -----------       ------------
Net increase (decrease) in
 net assets..................      22,164,230      20,894,704         274,647         (95,645)        (810,961)       (17,468,533)
Net assets at the beginning
 of the period...............     211,330,004     190,435,300      15,949,886      16,045,531       43,631,278         61,099,811
                                 ------------    ------------     -----------     -----------      -----------       ------------
Net assets at the end of the
 period......................    $233,494,234    $211,330,004     $16,224,533     $15,949,886      $42,820,317       $ 43,631,278
                                 ============    ============     ===========     ===========      ===========       ============

(a) A summary of capital share transactions is as follows:

Shares issued and redeemed:

Shares sold..................       1,754,100       4,719,181         168,156         232,390          307,172             83,488
Shares issued as reinvestment
 of dividends................          49,336         742,767          42,823          69,912           38,824             87,642
Shares redeemed..............      (2,335,202)     (5,807,413)       (234,774)       (407,085)        (465,522)        (1,608,644)
                                 ------------    ------------     -----------     -----------      -----------       ------------
Net decrease in shares
 outstanding.................        (531,766)       (345,465)        (23,795)       (104,783)        (119,526)        (1,437,514)
                                 ============    ============     ===========     ===========      ===========       ============

                       See Notes to Financial Statements

          MAGNACAP FUND
          FINANCIAL HIGHLIGHTS
          For a Share Outstanding Throughout Each Period
-----------------------------

                                For the Six        For the period
                                Months Ended     July 17, 1995(c) to
                               Dec. 31, 1995        Dec. 31, 1995
                                (Unaudited)          (Unaudited)
                               -------------    ---------------------
                                 Class A        Class B       Class M       1995(b)         1994        1993          1992
                                --------        -------       -------      --------        -------    --------      --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period.................... $  14.03        $14.22        $14.22       $  12.36        $ 12.05    $  11.98      $  10.93
                                --------        ------        ------       --------        -------    --------      --------
Income (loss) from
  investment operations:
  Net investment income........     0.05          0.06          0.05           0.12           0.15        0.14          0.13
  Net realized and
   unrealized gain (loss)
   on investment...............     2.05          1.80          1.83           2.29           0.89        0.82          1.16
                                --------        ------        ------       --------       --------    --------      --------
   Total from investment
    operations.................     2.10          1.86          1.88           2.41           1.04        0.96          1.29
                                --------        ------        ------       --------       --------    --------      --------
Less distributions:
  Distributions from net
   investment income...........     0.06          0.06          0.06           0.14           0.14        0.12          0.24
  Distributions from realized
   gains on investments........       --            --            --           0.60           0.59        0.77            --
                                --------        ------        ------       --------       --------    --------      --------
   Total distributions.........     0.06          0.06          0.06           0.74           0.73        0.89          0.24
                                --------        ------        ------       --------       --------    --------      --------
Net asset value,
  end of period................ $  16.07        $16.02        $16.04       $  14.03       $  12.36    $  12.05      $  11.98
                                ========        ======        ======       ========       ========    ========      ========
Total Return(a)................    15.03%        13.14%        13.28%         20.61%          9.13%       8.21%        11.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)............... $231,639        $ 1,626       $  229       $211,330       $190,435    $197,250      $196,861
Ratio to average net assets:
  Expenses.....................     1.64%(d)       2.37%(d)     2.09%(d)       1.59%          1.53%       1.53%         1.60%
  Net investment income........     0.61%(d)       0.07%(d)     0.40%(d)       0.98%          1.16%       1.09%         1.20%
Portfolio turnover rate........        0%             0%           0%             6%             7%         36%           49%


                                   1991            1990          1989            1988         1987          1986
                                 --------        --------      --------        --------     --------      --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period....................  $  10.74        $  10.52      $   9.12        $  11.56     $  10.66      $   7.99
                                 --------        --------      --------        --------     --------      --------
Income (loss) from
  investment operations:
  Net investment income........      0.20            0.15          0.17            0.15         0.18          0.26
  Net realized and
   unrealized gain (loss)
   on investment...............      0.33            1.24          1.39           (0.74)        1.21          2.69
                                 --------        --------      --------        --------     --------      --------
   Total from investment
    operations.................      0.53            1.39          1.56           (0.59)        1.39          2.95
                                 --------        --------      --------        --------     --------      --------
Less distributions:
  Distributions from net
   investment income...........      0.16            0.17          0.16            0.12         0.26          0.12
  Distributions from realized
   gains on investments........      0.18            1.00            --            1.73         0.23          0.16
                                 --------        --------      --------        --------     --------      --------
   Total distributions.........      0.34            1.17          0.16            1.85         0.49          0.28
                                 --------        --------      --------        --------     --------      --------
Net asset value,
  end of period................  $  10.93        $  10.74      $  10.52        $   9.12     $  11.56      $  10.66
                                 ========        ========      ========        ========     ========      ========
Total Return(a)................      5.21%          13.84%        17.32%          (6.64)%      13.72%        37.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)...............  $199,892        $224,059      $204,552        $211,064     $243,729      $188,093
Ratio to average net assets:
  Expenses.....................      1.50%           1.50%         1.60%           1.50%        1.40%        1.40%
  Net investment income........      2.00%           1.40%         1.80%           1.60%        1.70%        2.80%
Portfolio turnover rate........       182%             12%          129%            206%         127%          16%

(a) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(b) Pilgrim America Investments, Inc. the Fund's investment manager, acquired assets of Pilgrim Management Corporation, the Fund's former investment manager, in a transaction that closed on April 7, 1995.
(c)  Commencement of offering of shares.
(d)  Annualized.

                       See Notes to Financial Statements

          HIGH YIELD FUND
          FINANCIAL HIGHLIGHTS
          For a Share Outstanding Throughout Each Period
-----------------------------

                                For the Six        For the period
                                Months Ended     July 17, 1995(a) to
                               Dec. 31, 1995        Dec. 31, 1995
                                (Unaudited)          (Unaudited)
                               -------------    ---------------------
                                 Class A        Class B       Class M       1995(d)         1994        1993          1992
                                --------        -------       -------      --------        -------    --------      --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period.................... $   6.15        $ 6.20        $ 6.20       $   5.95        $  6.47    $   5.77      $   5.70
                                --------        ------        ------       --------        -------    --------      --------
Income (loss) from
  investment operations:
  Net investment income........     0.29          0.20          0.22           0.35           0.54        0.53          0.63
  Net realized and
   unrealized gain (loss)
   on investments..............     0.12          0.09          0.08           0.21          (0.51)       0.70          0.07
                                --------        ------        ------       --------       --------    --------      --------
   Total from investment
    operations.................     0.41          0.29          0.30           0.56           0.03        1.23          0.70
                                --------        ------        ------       --------       --------    --------      --------
Less distributions:
  Distributions from net
   investment income...........     0.25          0.19          0.20           0.36           0.55        0.53          0.63
  Distributions from realized
   gains on investments........       --            --            --             --             --          --            --
                                --------        ------        ------       --------       --------    --------      --------
   Total distributions.........     0.25          0.19          0.20           0.36           0.55        0.53          0.63
                                --------        ------        ------       --------       --------    --------      --------
Net asset value,
  end of period................ $   6.31        $ 6.30        $ 6.30       $   6.15       $   5.95    $   6.47      $   5.77
                                ========        ======        ======       ========       ========    ========      ========
Total Return(c)................     6.81%         4.76%         4.92%          9.77%          0.47%      22.12%        12.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)............... $ 15,755        $   315       $  154       $ 15,950       $ 16,046    $ 18,797      $ 17,034
Ratio to average net assets:
  Expenses.....................     1.00%(b)(e)    1.75%(b)(e)  1.50%(b)(e)    2.25%(f)       2.00%(f)    2.02%         2.03%
  Net investment income........     9.13%(b)(e)    8.02%(b)(e)  8.63%(b)(e)    8.84%(g)       8.73%(g)    8.36%        10.93%
Portfolio turnover rate........       77%            77%          77%           166%           192%        116%          193%


                                   1991            1990          1989            1988         1987          1986
                                 --------        --------      --------        --------     --------      --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period....................  $   5.03        $   6.46      $   7.29        $   7.25     $   8.15      $   7.89
                                 --------        --------      --------        --------     --------      --------
Income (loss) from
  investment operations:
  Net investment income........      0.66            0.82          0.88            0.89         0.95          0.96
  Net realized and
   unrealized gain (loss)
   on investments..............      0.74           (1.40)        (0.80)           0.03        (0.89)         0.26
                                 --------        --------      --------        --------     --------      --------
   Total from investment
    operations.................      1.40           (0.58)         0.08            0.92         0.06          1.22
                                 --------        --------      --------        --------     --------      --------
Less distributions:
  Distributions from net
   investment income...........      0.68            0.85          0.91            0.88         0.96          0.96
  Distributions from realized
   gains on investments........      0.05              --            --              --           --            --
                                 --------        --------      --------        --------     --------      --------
   Total distributions.........      0.73            0.85          0.91            0.88         0.96          0.96
                                 --------        --------      --------        --------     --------      --------
Net asset value,
  end of period................  $   5.70        $   5.03      $   6.46        $   7.29     $   7.25      $   8.15
                                 ========        ========      ========        ========     ========      ========
Total Return(c)................     30.00%         (10.08)%        0.94%          13.54%        0.36%        16.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)...............  $ 23,820        $ 21,598      $ 31,356        $ 41,910     $ 56,523      $ 22,807
Ratio to average net assets:
  Expenses.....................      1.89%           1.75%         1.79%           1.46%        1.34%        1.50%(f)
  Net investment income........     12.40%          14.11%        12.61%          12.20%       11.68%       11.42%(g)
Portfolio turnover rate........       173%            183%          210%             80%         114%          66%

(a)  Commencement of offering of shares.
(b)  Annualized.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(d) Pilgrim America Investments, Inc., the Fund's investment manager, acquired assets of Pilgrim Management Corporation, the Fund's former investment manager, in a transaction that closed on April 7, 1995.
(e) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.58%, 4.51%, and 3.74% for Class A, B, and M respectively. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 7.55%, 5.27% and 6.35% for Class A, B and M respectively.
(f) Ratio of expenses to average net assets prior to expense waivers was 2.35% in 1995, 2.07% in 1994, and 1.76% in 1986.
(g) Ratio of net investment income to average net assets prior to expense waivers was 8.74% in 1995, 8.66% in 1994, and 11.16% in 1986.


                       See Notes to Financial Statements

          Government Securities Income Fund
          Financial Highlights
          For a Share Outstanding Throughout Each Period
-----------------------------

                                  For the Six          For the period
                                 Months Ended       July 17, 1995(f) to
                                 Dec. 31, 1995          Dec. 31, 1995
                                  (Unaudited)           (Unaudited)
                                 -------------   -----------------------
                                   Class A        Class B      Class M       1995(e)       1994       1993(a)       1992
                                 -------------   -----------------------    ---------     --------   --------      --------
Per Share Operating
  Performance
Net asset value, beginning
  of period....................  $ 12.97        $12.95        $12.95        $ 12.73        $ 13.96    $  13.76      $  13.76
                                 -------        ------        ------        -------        -------    --------      --------
Income (loss) from
  investment operations:
  Net investment income........     0.42          0.40          0.33           0.84           0.84        1.13          1.19
  Net realized and
   unrealized gain (loss)
   on investment...............     0.23          0.16          0.25           0.24          (1.17)       0.18            --
                                 -------        ------        ------        -------        -------    --------      --------
   Total from investment
    operations.................     0.65          0.56          0.58           1.08          (0.33)       1.31          1.19
                                 -------        ------        ------        -------        -------    --------      --------
Less distributions:
  Distributions from net
   investment income...........     0.42          0.32          0.33           0.84           0.90        1.11          1.19
                                 -------        ------        ------        -------        -------    --------      --------
   Total distributions.........     0.42          0.32          0.33           0.84           0.90        1.11          1.19
                                 -------        ------        ------        -------        -------    --------      --------
Net asset value,
  end of period................  $ 13.20        $13.19        $13.20        $ 12.97        $ 12.73    $  13.96      $  13.76
                                 =======        ======        ======        =======        =======    ========      ========
Total Return(d)................     5.13%         4.36%         4.53%          8.96%         (2.50)%      9.82%         8.98%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)...............  $42,812        $    8        $   --        $43,631        $61,100    $ 87,301       $96,390
Ratio to average net assets:
  Expenses.....................    1.40%(g)(h)    2.15%(g)(h)   1.90%(g)(h)    1.40%(b)       1.21%        1.12%        1.10%
  Net investment income
   (exclusive of interest
   expense)....................    6.36%(g)(h)    1.19%(g)(h)   5.97%(g)(h)    6.37%(c)       6.44%        8.06%        8.59%
Portfolio turnover rate........      65%            65%           65%           299%           402%         466%         823%

                                    1991           1990          1989           1988         1987          1986
                                  --------      ---------      --------       --------     --------      --------
Per Share Operating
  Performance
Net asset value, beginning
  of period....................  $  13.79         $ 14.23       $ 14.23         $ 14.51      $ 15.15      $  15.94
                                  -------         -------       -------         -------      -------      --------
Income (loss) from
  investment operations:
  Net investment income........      1.25            1.25          1.31            1.34         1.40          1.70
  Net realized and
   unrealized gain (loss)
   on investment...............     (0.03)          (0.38)         0.02           (0.25)       (0.62)        (0.77)
                                  -------         -------       -------         -------      -------      --------
   Total from investment
    operations.................      1.22            0.87          1.33            1.09         0.78          0.93
                                  -------         -------       -------         -------      -------      --------
Less distributions:
  Distributions from net
   investment income...........      1.25            1.31          1.33            1.37         1.42          1.72
                                  -------         -------       -------         -------      -------      --------
   Total distributions.........      1.25            1.31          1.33            1.37         1.42          1.72
                                  -------         -------       -------         -------      -------      --------
Net asset value,
  end of period................  $  13.76         $ 13.79       $ 14.23         $ 14.23      $ 14.51      $  15.15
                                 ========         =======       =======         =======      =======      ========
Total Return(d)................      9.27%           6.51%        10.10%           8.00%        5.24%         6.05%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)...............  $110,674        $122,212      $144,769        $183,979     $288,024     $218,258
Ratio to average net assets:
  Expenses.....................      1.14%           1.14%         1.06%           0.98%        0.93%        1.00%(b)
  Net investment income
   (exclusive of interest
   expense)....................      9.09%           9.02%         9.45%           9.50%        9.16%        8.53%(c)
Portfolio turnover rate........       429%            448%          537%            360%         433%          75%

(a) During this period, average daily borrowings were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions, and as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restriction. This borrowing technique was discontinued subsequent to December 1992 until April 4, 1995, when shareholders approved a change in the Fund's investment policies.
(b) Ratio of expenses to average net assets prior to reimbursement from Manager was 1.54% in 1995 and 1.03% in 1986.
(c) Ratio of net investment income to average net assets prior to reimbursement from Manager was 6.23% in 1995 and 8.50% in 1986.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Pilgrim America Investments, Inc., the Fund's investment manager, acquired assets of Pilgrim Management Corporation, the Fund's former investment manager, in a transaction that closed on April 7, 1995.
(f)  Commencement of offering of shares.
(g)  Annualized.
(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.53%, 2.15%, and 1.99% Class A, B, and M respectively. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 6.30%, 1.17%, and 5.88% for Class A, B, and M respectively.

                       See Notes to Financial Statements

    NOTES TO FINANCIAL STATEMENTS
    DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

    Organization - Pilgrim America Elite Series ("Elite Series") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Elite Series consists of three separate diversified open-end investment company funds. Pilgrim America MagnaCap Fund ("MagnaCap Fund"), Pilgrim America High Yield Fund ("High Yield Fund") and Pilgrim Government Securities Income Fund "(Government Securities Income Fund"), are collectively referred to as the "Funds" each with its own investment objective and policies. MagnaCap Fund and High Yield Fund are a series of Pilgrim America Investment Funds, Inc. which is a registered investment company that was organized as a Maryland corporation in July 1969. Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

    Prior to July 17, 1995, each Fund issued only Class A shares. Subsequent to that date each Fund offers three classes of shares, Class A Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

    The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

    (a) Security Valuation

    Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. Short term investments are valued at cost which when combined with accrued interest, approximates market value.

   (b) Security Transactions and Revenue Recognition

   Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

    (c) Distributions to Shareholders

    The Funds record distributions to their shareholders on the ex-date. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, organization costs and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    (d) Federal Income Taxes

    The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gain to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax.

    Capital loss carryforwards were as follows at December 31, 1995:

                                                      Expiration
                                   Amount                Date
                                -----------           ----------
        MagnaCap Fund           $   100,779              2003
        High Yield Fund         $11,424,895           1996-2002
        Government Securities
         Income Fund            $ 9,689,380           1996-2003

    The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

    (e) Use of Estimates

    Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

    (f) Repurchase Agreements

    Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

    (g) Equalization

    The Funds follow the accounting practice known as equalization whereby a portion of the proceeds from sales and cost of redemptions of capital shares equivalent to the amount of undistributed net investment income, on a per share basis, on the date of the transaction, is credited or charged to undistributed net income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

(2) INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: MagnaCap Fund pays the Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million. At December 31, 1995, MagnaCap Fund owed the Manager $151,568 in investment management fees. High Yield Fund pays the Manager a fee at an annual rate of 0.75% of the Fund's average daily net assets on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. At December 31, 1995, High Yield Fund owed the Manager $10,117 in investment management fees. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until the earlier of December 31, 1996 or until High Yield Fund reaches $50 million in net assets. At December 31, 1995, High Yield Fund accrued $125,684 as a reimbursement due from the Manager for such excess expenses. Government Securities Income Fund pays the Manager a fee at an annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess $1 billion. At December 31, 1995, Government Securities Income Fund owed the Manager $18,160 in investment management fees. The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees which exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. At December 31, 1995, the Government Securities Income Fund accrued $13,934, as a reimbursement due from the Manager for such excess expenses.

     Each of the Funds adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to reimbursement each month for actual expenses incurred in the distribution and promotion of each Funds' shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

     Under separate plans of distribution pertaining to the Class A, Class B and Class M shares, each class of shares of the Fund pay the Distributor at the annual rate of 0.30% of the average daily net assets of Class A for MagnaCap Fund and 0.25% of the average daily net assets of Class A for High Yield Fund, and Government Securities Income Fund. MagnaCap Fund, High Yield Fund and Government Securities Income Fund pay an annual rate of 1.00% and 0.75% of the average daily net assets of Class B and Class M shares, respectively. At December 31, 1995 MagnaCap Fund, High Yield Fund and Government Securities Income Fund owed the Distributor $59,021, $3,499 and $9,084 respectively in 12b-1 Distribution Fees.

(3) Investment Transactions

    For the six months ended December 31, 1995, the cost of purchases and the proceeds from the sales of securities were as follows:

                                                                                     Government
                                     MagnaCap                 High Yield             Securities
                                      Fund                      Fund                Income Fund
                                   ------------              --------------         -----------
U.S. Government
   Obligations:
       Purchases.................    $        --                $       --           $4,804,277

       Sales.....................    $        --                $       --           $6,480,493

   Other Securities:

       Purchases.................    $28,153,847                $1,544,680           $       --

       Sales.....................    $36,382,441                $1,690,558           $       --


(4) Capital Shares

    As of December 31, 1995, authorized capital consisted of 200 million shares of $.10 par value capital stock each for MagnaCap Fund and High Yield Fund and 5 billion shares of common stock without par value for Government Securities Income Fund.

(5) Custodial Agreement

    Investors Fiduciary Trust Company (IFTC) serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1995, MagnaCap Fund, High Yield Fund and Government Securities Income Fund received earnings credits $1,341, $714, and $1,246, respectively.

                 MAGNACAP FUND
                 PORTFOLIO OF INVESTMENTS
                 AS OF DECEMBER 31, 1995 (UNAUDITED)
----------------------------------------------------

                             COMMON STOCKS: 99.1%


                                                                                    Market
 Shares                                                                              Value
 ------                                                                             ------
                         Chemicals:  4.2%
 140,000                 E.I. du Pont de Nemours & Co. ..................         $9,782,500
                                                                                 -------------

                         Chemicals-Diversified:  4.4%
 226,600                 PPG Industries, Inc. ...........................         10,366,950
                                                                                 -------------

                         Computer Software & Services:  8.1%
 234,000                 Automatic Data Processing, Inc. ................         17,374,500
  28,600                 Diebold Inc. ...................................          1,583,725
                                                                                 ------------
                                                                                  18,958,225
                                                                                 -------------

                         Computer Systems:  3.6%
 160,000                 General Motors Corp., Class E ..................          8,320,000
                                                                                 -------------

                         Cosmetics:  4.2%
 205,400                 International Flavors & Fragrances Inc. ........          9,859,200
                                                                                 -------------

                         Electrical Equipment:  11.6%
 240,000                 General Electric Co. ...........................         17,280,000
 149,100                 Harvey Hubbell, Inc. Class B ...................          9,803,325
                                                                                  -------------
                                                                                  27,083,325
                                                                                 -------------

                         Electronics-Defense:  1.7%
 110,000                 Loral Corp. ....................................          3,891,250
                                                                                 -------------

                         Foods:  2.0%
 150,000                 Sara Lee Corp. .................................          4,781,250
                                                                                 -------------

                         Housewares:  0.6%
  60,000                 Rubbermaid, Inc. ...............................          1,530,000
                                                                                 -------------

                         Leisure Time:  3.4%
 330,900                 Brunswick Corp. ................................          7,941,600
                                                                                 -------------

                         Life Insurance:  7.5%
 405,000                 AFLAC, Inc. ....................................         17,566,875
                                                                                 -------------

                         Major Regional Banks:  4.1%
 237,800                 Comerica, Inc. .................................          9,541,725
                                                                                 -------------

                         Oil-International Integrated:  11.9%
 260,000                 Chevron Corp. ..................................         13,650,000
 100,000                 Royal Dutch Petroleum Co. ......................         14,112,500
                                                                                 -------------
                                                                                  27,762,500
                                                                                 -------------

                       See Notes to Financial Statements

                MAGNACAP FUND
                PORTFOLIO OF INVESTMENTS (CONTINUED)
                AS OF DECEMBER 31, 1995 (UNAUDITED)
----------------------------------------------------

                                                                                            Market
 Shares                                                                                      Value
-------                                                                                     ------
                        Oil Well Equipment & Services: 5.2%
174,500                 Schlumberger Ltd. ..............................               $ 12,084,125
                                                                                       ------------
                        Paper and Forest Products: 14.6%
258,024                 Kimberly-Clark Corp. ...........................                 21,351,486
 75,900                 Mead Corp. .....................................                  3,965,775
172,400                 Potlatch Corp. .................................                  6,896,000
 67,000                 Wausau Paper Mills .............................                  1,825,750
                                                                                       ------------
                                                                                         34,039,011
                                                                                       ------------
                        Restaurants: 6.5%
335,000                 McDonalds Corp. ................................                 15,116,875
                                                                                       ------------
                        Retail Drug Stores: 5.5%
375,000                 Rite Aid Corp. .................................                 12,843,750
                                                                                       ------------
                              Total Common Stocks (Cost $113,208,324)...                231,469,161
                                                                                       ------------

Principal
 Amount                                                                                       Value
---------                                                                                     -----
                                SHORT-TERM INVESTMENTS: 0.7%
$1,536,000              Lehman Securities Repurchase Agreement,
                          5.700%, Due 01/02/96..........................                  1,536,000
                                                                                       ------------
                              Total Short-Term Investments
                                (Cost $1,536,000).......................                  1,536,000
                                                                                       ------------

                        Total Investments in Securities
                          (Cost $114,744,324)*..........................     99.8%      233,005,161
                        Cash and Other Assets in Excess of
                          Liabilities - Net.............................      0.2%          489,073
                                                                            -----      ------------
                                          Total Net Assets..............    100.0%     $233,494,234
                                                                            =====      ============

------------------
     * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation .......................................  $118,723,137
                Gross Unrealized Depreciation .......................................      (462,300)
                                                                                       ------------
                        Net Unrealized Appreciation .................................  $118,260,837
                                                                                       ============

                       See Notes to Financial Statements

            HIGH YIELD FUND
            PORTFOLIO OF INVESTMENTS
            AS OF DECEMBER 31, 1995 (Unaudited)
-----------------------------------

                                        CORPORATE BONDS:  90.0%
  Principal                                                                      Market
     Amount                                                                       Value
  ----------                                                                    --------
                Aerospace:  2.9%
    $500,000    Sequa Corp., 9.375%, Note, 2003.........................        $467,500

                Broadcasting:  3.0%
     500,000    Spanish Broadcasting System Inc., 7.500%, Sr. Note, 2002         488,750
                                                                          --------------
                Chemicals:  3.4%
     500,000    Arcadian Partners LP, 10.750%, Ser. B Sr. Note, 2005....         553,750
                                                                          --------------
                Communications:  10.1%
     500,000    A+ Network Inc., 11.875%, Note, 2005....................         507,500
     547,000    Mobile Telecommunications Tech. Corp., 13.500%, Sr.
                  Sub. Note, 2002.......................................         612,640
     500,000    Paging Network, 8.875%, Note, 2006......................         513,750
                                                                          --------------
                                                                               1,633,890
                                                                          --------------
                Consumer Products:  6.4%
     500,000    Coty Inc. 10.250%, Sr. Sub. Note, 2005..................         532,500
     500,000    Revlon Consumer Products Corp., 10.500%, Ser. B Sr.
                  Sub. Deb. Note, 2003..................................         511,250
                                                                          --------------
                                                                               1,043,750
                                                                          --------------
                Entertainment:  2.8%
     500,000    Plitt Theaters Inc., 10.875%, Note, 2004................         455,000
                                                                          --------------
                Food Stores:  9.1%
     500,000    Brunos Inc., 10.500%, Note, 2005........................         496,250
     500,000    Pathmark Stores Inc., 9.625%, Sr. Sub. Note, 2003.......         487,500
     500,000    Ralphs Grocery Co., 11.000%, Note, 2005.................         497,500
                                                                          --------------
                                                                               1,481,250
                                                                          --------------
                Gaming:  3.0%
     500,000    Station Casinos Inc., 9.625%, Sr. Sub. Note, 2003.......         493,750
                                                                          --------------
                Healthcare:  6.4%
     500,000    Healthsouth Corp., 9.500%, Sr. Sub. Note, 2001..........         535,625
     500,000    Regency Health Services Inc., 9.875%, Note, 2002........         496,250
                                                                          --------------
                                                                               1,031,875
                                                                          --------------
                Hotels:  1.5%
     250,000    Red Roof Inns, 9.625%, Note, 2003.......................         245,000
                                                                          --------------
                Manufacturing:  3.1%
     500,000    Talley Industries, 10.750%, Note, 2003..................          503,750
                                                                          --------------

                       See Notes to Financial Statements

            HIGH YIELD FUND
            PORTFOLIO OF INVESTMENTS (Continued)
            AS OF DECEMBER 31, 1995 (Unaudited)
-----------------------------------

  Principal                                                                      Market
     Amount                                                                       Value
  ----------                                                                    --------
                Media & Entertainment:  22.4%
    $500,000    Adelphia Communications, 12.500%, Note, 2002...........         $491,250
     250,000    CAI Wireless Systems Inc., 12.250%, Note, 2002.........          267,500
     500,000    CF Cable TV Inc., 11.625%, Sr. Sec. 2nd Note, 2005.....          550,000
     500,000    Cablevision Systems Corp., 9.250%, Note, 2005..........          523,750
     500,000    Century Communications, 9.750%, Note, 2005.............          523,750
     250,000    Fundy Cable, 11.000%, Note, 2005.......................          261,250
     500,000    Galaxy Telecom, 12.375%, Note, 2005....................          500,625
     500,000    Wireless One Inc., 13.000%, Note, 2003.................          519,375
                                                                          --------------
                                                                               3,637,500
                                                                          --------------
                Office Products & Services:  3.2%
     500,000    Williamhouse Regency, 13.000%, Note, 2005..............          521,250
                                                                          --------------

                Paper Products:  6.4%
     500,000    Doman Industries Limited, 8.750%, Note, 2004...........          476,250
     500,000    Malette Inc., 12.250%, Sr. Sec. Note, 2004.............          562,500
                                                                          --------------
                                                                               1,038,750
                                                                          --------------

                Pollution Control:  3.1%
     500,000    Norcal Waste Systems, 12.500%, Note, 2005..............          507,500
                                                                          --------------

                Retail:  3.2%
     500,000    Hines Horticulture, 11.750%, Note, 2005................          515,000
                                                                          --------------

                  Total Corporate Bonds (Cost $13,913,938).............       14,618,265
                                                                          --------------

     Shares                                                                       Value
     ------                                                                       -----
                                    WARRANTS: 0.6%

                Broadcasting: 0.6%
      500 @     Spanish Broadcasting System Inc., expiring 06/30/99....           92,500
                                                                          --------------
                  Total Warrants (Cost $38,857)........................           92,500
                                                                          --------------

                       See Notes to Financial Statements

            HIGH YIELD FUND
            PORTFOLIO OF INVESTMENTS (Continued)
            AS OF DECEMBER 31, 1995 (Unaudited)
-----------------------------------

  Principal
     Amount                                                                               Value
  ----------                                                                           -----------
                               SHORT-TERM INVESTMENTS:  5.9%

   $952,000     Lehman Securities Repurchase Agreement, 5.700%,
                 Due 01/02/96.....................................................        $952,000
                                                                                       -----------
                  Total Short-Term Investments (Cost $952,000)....................         952,000
                                                                                       -----------

                Total Investments in Securities  (Cost $14,904,795)*....     96.5%      15,662,765
                Cash and Other Assets in Excess of Liabilities - Net....      3.5%         561,768
                                                                            ------     -----------
                            Total Net Assets............................    100.0%     $16,224,533
                                                                            ======     ===========

 -----------
@ Non-income producing security.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation..............................        $782,970
            Gross Unrealized Depreciation..............................         (25,000)
                                                                               --------
                Net Unrealized Appreciation............................        $757,970
                                                                               ========

                       See Notes to Financial Statements

                     GOVERNMENT SECURITIES INCOME FUND
                     PORTFOLIO OF INVESTMENTS
                     AS OF DECEMBER 31, 1995 (Unaudited)
-------------------------------------------------------
                      U.S. GOVERNMENT SECURITIES:  92.9%


Principal                                                                                              Market
   Amount                                                                    Rate       Maturity       Value
---------                                                                    ----       --------     ---------
$3,918,886                 Federal Home Loan Mortgage Corporation  ........  6.500%         2025    $3,877,307
 1,702,940                 Federal Housing Authority Project Loan  ........  7.625%         2029     1,715,713
 3,543,763                 Federal National Mortgage Association  .........  8.500%    2017 to 2021  3,735,800
 2,176,301                 Federal National Mortgage Association  ......... 11.000%         2020     2,457,371
 2,630,329                 Government National Mortgage Association  ......  7.500%    2023 to 2024  2,708,188
 4,026,468                 Government National Mortgage Association  ......  8.000%    2023 to 2024  4,222,960
 1,011,115                 Government National Mortgage Association  ......  8.500%         2025     1,062,359
 1,490,566                 Government National Mortgage Association  ......  9.000%         2025     1,580,074
 2,944,316                 Government National Mortgage Association  ......  9.000%    2016 to 2017  3,161,607
 1,763,270                 Government National Mortgage Association  ...... 11.500%    2010 to 2019  2,021,484
 2,500,000                 U.S. Treasury Notes  ...........................  6.875%         2025     2,819,525
 2,250,000                 U.S. Treasury Notes  ...........................  7.750%         1999     2,438,077
 5,000,000                 U.S. Treasury Notes  ........................... 10.375%         2009     6,596,850
 1,000,000                 U.S. Treasury Notes  ........................... 10.750%         2005     1,373,910
                                                                                                     ---------
                               Total U.S. Government Securities (Cost $38,693,212)  ............... 39,771,225
                                                                                                    ----------

Principal
   Amount                                                                                                Value
   ------                                                                                                -----

                                                   SHORT-TERM INVESTMENTS:  2.6%

 1,116,000                  Lehman Securities Repurchase Agreement, 5.700%, Due 01/02/96  ..........  1,116,000
                                                                                                      ---------
                            Total Short-Term Investments (Cost $1,116,000)  ........................  1,116,000
                                                                                                      ---------
                            Total Investments (Cost $39,809,212)*  .........   95.5%                 40,887,225
                            Cash and Other Assets in Excess of Liabilities-Net  4.5%                  1,933,092
                                                                               ----                  ----------
                               Total Net Assets  ..........................   100.0%                $42,820,317
                                                                              =====                  ==========

------------------
   * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

           Gross Unrealized Appreciation  ........................................................   $1,078,013
           Gross Unrealized Depreciation  ........................................................           --
                                                                                                      ---------
              Net Unrealized Appreciation  .......................................................   $1,078,013
                                                                                                      =========

                       See Notes to Financial Statements

ELITE SERIES
------------
PILGRIM AMERICA MAGNACAP FUND              [LOGO OF PILGRIM AMERICA FUNDS]
PILGRIM AMERICA HIGH YIELD FUND
PILGRIM GOVERNMENT SECURITIES
  INCOME FUND

               TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE,
                      SUITE 1200, PHOENIX, ARIZONA 85004
                                 1-800-331-1080


                               TABLE OF CONTENTS

Chairman's Message..........................................................   1
Portfolio Managers' Reports:
  Pilgrim America MagnaCap Fund.............................................   2
  Pilgrim America High Yield Fund...........................................   5
  Pilgrim Government Securities Income Fund.................................   8
Statements of Assets and Liabilities........................................  10
Statements of Operations....................................................  11
Statements of Changes in Net Assets.........................................  12
Financial Highlights........................................................  13
Notes to Financial Statements...............................................  16
Portfolios of Investments:
  Pilgrim America MagnaCap Fund.............................................  20
  Pilgrim America High Yield Fund...........................................  22
  Pilgrim Government Securities Income Fund.................................  25

This report and the financial statements contained herein are submitted for the general information of the stockholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

                              INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                            Two Renaissance Square
                           40 North Central Avenue
                                  Suite 1200
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                       Pilgrim America Securities, Inc.
                            Two Renaissance Square
                            40 North Central Avenue
                                  Suite 1200
                            Phoenix, Arizona 85004
                                1-800-334-3444

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                            Two Renaissance Square
                            40 North Central Avenue
                                  Suite 1200
                            Phoenix, Arizona 85004
                                1-800-331-1080

                                TRANSFER AGENT
                       Investors Fiduciary Trust Company
                            c/o DST Systems, Inc.
                               P.O. Box 419368
                       Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                         127 W. 10th Street/14th Floor
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                            Dechert Price & Rhoads
                              1500 K Street, N.W.
                            Washington, D.C. 20005

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017